UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2010

or
Commission File Number:  001-31593
Apollo Gold Corporation
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

During the third quarter of 2009, the Company adopted a plan to dispose of Montana Tunnels Mining, Inc. (“MTMI”), a previously reportable segment, which includes the Montana Tunnels and Diamond Hill mines. The Montana Tunnels mine (“Montana Tunnels”), a 50% joint venture, is an open pit mine and mill that produced gold doré and lead-gold and zinc-gold concentrates, located in the State of Montana. Montana Tunnels was placed under care and maintenance on April 30, 2009. The Diamond Hill mine, also located in the State of Montana, is currently under care and maintenance. MTMI has therefore been classified as discontinued operations and that change in classification was reported in our Form 10-Q for the period ended September 30, 2009. MTMI has identifiable cash flows that are largely independent of the cash flows of other groups of assets and liabilities and have been classified as discontinued operations.

The rules of the Securities and Exchange Commission (the “SEC”) require that when a registrant prepares a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement) that includes or incorporates by reference financial statements as of a date on or after the date a registrant reports a component as a discontinued operation, the registrant must also restate the prior period annual financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the discontinued operation. Accordingly, we are filing this Form 8-K to restate our consolidated financial statements for each of the three years in the period ended December 31, 2008, to reflect the reclassification of MTMI from continuing operations to discontinued operations.  We are presenting the following restated information in this Form 8−K:

•	Selected Financial Data,
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations, and
•	Consolidated Financial Statements and Related Notes.

This Form 8-K does not reflect events occurring after the filing of the original Form 10-K for the year ended December 31, 2008, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations and minor changes to reflect comments made by the SEC in a comment later dated August 6, 2009. In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations or Note 24 (“Subsequent Events”) to the Consolidated Financial Statements, other than as required to reflect the reclassification MTMI from continuing operations to discontinued operations. Significant developments with respect to those disclosures have occurred and are described in subsequent filings with the SEC, including our Form 10-Q for the period ended September 30, 2009.

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2010

APOLLO GOLD CORPORATION

By:	/s/ MELVYN WILLIAMS

Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development